Exhibit 99.2

RESTRICTED & CONFIDENTIAL

CONTACTS:

Tapestry, Inc.

Media:

Andrea Shaw Resnick

Chief Communications Officer

212/629-2618

aresnick@tapestry.com

Analysts and Investors:

Christina Colone

Global Head of Investor Relations

212/946-7252

ccolone@tapestry.com

Kelsey Mueller

212/946-8183

Director of Investor Relations

kmueller@tapestry.com

TAPESTRY, INC. PRICES UNITED STATES DOLLAR-DENOMINATED

SENIOR UNSECURED NOTES OFFERING

New York, November 15, 2023 –Tapestry, Inc. (NYSE: TPR) (the “Company”), a house of iconic accessories and lifestyle brands consisting of Coach, Kate Spade, and Stuart Weitzman, announced the pricing of $4,500,000,000 aggregate principal amount of senior unsecured notes in five tranches, as follows:

Description	Amount	Maturity
7.050 percent Senior Notes	$500,000,000	November 27, 2025
7.000 percent Senior Notes	$750,000,000	November 27, 2026
7.350 percent Senior Notes	$1,000,000,000	November 27, 2028
7.700 percent Senior Notes	$1,000,000,000	November 27, 2030
7.850 percent Senior Notes	$1,250,000,000	November 27, 2033

10 HUDSON YARDS, NEW YORK, NY 10001 TELEPHONE 212 594 1850 FAX 212 594 1682 WWW.TAPESTRY.COM

The offering is expected to close, subject to normal closing conditions, on November 27, 2023.

The Company intends to use the net proceeds from this offering, together with borrowings under new term loans, the proceeds of additional debt financing, cash on hand, cash on hand at Capri Holdings Limited (“Capri”) and anticipated future cash flow, to pay a portion of the consideration for the previously announced acquisition (the “Capri Acquisition”) of Capri and to pay related fees and expenses. Pending the consummation of the Capri Acquisition, the net proceeds from this offering may be invested temporarily in cash equivalents or short-term investments. There will be no escrow account or security interest for the benefit of the holders of the notes.

BofA Securities, Morgan Stanley and J.P. Morgan are acting as joint lead book-running managers for the offering.

Important Information

The securities described above are being offered pursuant to an automatic shelf registration statement on Form S-3 (File No. 333-253071) filed by the Company on February 12, 2021, and only by means of a prospectus supplement and accompanying prospectus. A preliminary prospectus supplement and an issuer free writing prospectus have been filed, and a prospectus supplement related to the offering and accompanying prospectus have been or will be filed with the Securities and Exchange Commission (the “SEC”) and are or will be available on the SEC’s website located at http://www.sec.gov.

When available, copies of the prospectus supplement and the accompanying prospectus relating to these securities may be obtained from any of (i) BofA Securities, Inc., NC1-022-02-25, 201 North Tryon Street, Charlotte, North Carolina 28255, Attention: Prospectus Department or by email at dg.prospectus_requests@bofa.com or by telephone at 1-800-294-1322; (ii) Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, New York 10014, Attention: Prospectus Department or by email at prospectus@morganstanley.com or by telephone at 1-866-718-1649; or (iii) J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717 or call collect at 212-834-4533.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Tapestry, Inc.

Our global house of brands unites the magic of Coach, kate spade new york and Stuart Weitzman. Each of our brands are unique and independent, while sharing a commitment to innovation and authenticity defined by distinctive products and differentiated customer experiences across channels and geographies. We use our collective strengths to move our customers and empower our communities, to make the fashion industry more sustainable, and to build a company that’s equitable, inclusive, and diverse. Individually, our brands are iconic. Together, we can stretch what’s possible. The Company’s common stock is traded on the New York Stock Exchange under the symbol TPR.

This press release may contain certain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Exchange Act, and are based on management’s current expectations, that involve risks and uncertainties that could cause our actual results to differ materially from our current expectations. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “may,” “can,” “continue,” “project,” “should,” “expect,” “confidence,” “goals,” “trends,” “anticipate,” “intend,” “estimate,” “on track,” “future,” “well positioned to,” “plan,” “potential,” “position,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, our results could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. We assume no obligation to revise or update any such forward-looking statements for any reason, except as required by law. Our actual results could differ materially from the results contemplated by these forward-looking statements and are subject to a number of risks, uncertainties, estimates and assumptions that may cause actual results to differ materially from current expectations due to a number of factors, including, but not limited to: the impact of economic conditions, recession and inflationary measures; the impact of the coronavirus pandemic; our exposure to international risks, including currency fluctuations and changes in economic or political conditions in the markets where we sell or source our products; our ability to retain the value of our brands and to respond to changing fashion and retail trends in a timely manner, including our ability to execute on our e-commerce and digital strategies; our ability to successfully implement the initiatives under our 2025 growth strategy; the effect of existing and new competition in the marketplace; our ability to control costs; the effect of seasonal and quarterly fluctuations on our sales or operating results; the risk of cyber security threats and privacy or data security breaches; our ability to protect against infringement of our trademarks and other proprietary rights; the impact of tax and other legislation; the risks associated with potential changes to international trade agreements and the imposition of additional duties on importing our products; our ability to achieve intended benefits, cost savings and synergies from acquisitions, including our proposed acquisition of Capri Holdings Limited; the impact of pending and potential future legal proceedings; and the risks associated with climate change and other corporate responsibility issues.

These factors are not necessarily all of the factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. A detailed discussion of significant risk factors that have the potential to cause our actual results to differ materially from our expectations is described in “Risk Factors” on in Part I, Item 1A of the 2023 Form 10-K, which we have filed with the SEC and is incorporated by reference herein, and in future filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

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